BIGZ Disclosure

Saba v. Clearbridge Energy Midstream Opp. Fund Inc. et al., C.A.: 23 Civ. 5568 (S.D.N.Y.)

On June 29, 2023, Saba Capital Master Fund, Ltd. and Saba Capital Management, L.P. (together, “Saba”) commenced litigation in the U.S. District Court for the Southern District of New York by filing a complaint (the “Complaint”) against BlackRock Innovation and Growth Term Trust (“BIGZ”), BlackRock ESG Capital Allocation Term Trust (“ECAT”), BlackRock Municipal Income Fund, Inc. (“MUI”), and a number of other Maryland closed-end funds that are not advised by BlackRock (collectively, the “Maryland Funds”).  The Complaint alleged that the Maryland Funds had adopted provisions in their governing documents reflecting a decision to opt-in to the Maryland Control Share Acquisition Act (the “Control Share Provisions”), and further alleged that the Control Share Provisions violate Section 18(i) of the Investment Company Act of 1940 (the “1940 Act”).  Saba sought rescission of the Control Share Provisions and a declaratory judgment that the Control Share Provisions violate the 1940 Act.  That same day, Saba also filed a motion for summary judgment on its claims.

Following briefing on a joint motion by the Maryland Funds to enforce Maryland forum selection provisions in their respective governing documents, on September 26, 2023, the Court dismissed the Complaint as to certain Maryland Funds, including BIGZ.